UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2005
HYDRIL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31579 (Commission File Number)	95-2777268 (IRS Employer Identification No.)

3300 Sam Houston Parkway East Houston, Texas (Address of principal executive offices)	77032-3411 (Zip Code)
Registrant’s telephone number, including area code: (281) 449-2000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     Our news release dated September 6, 2005 concerning the impact of Hurricane Katrina on our Westwego, Louisiana facility, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.
     None of the information furnished in Item 7.01 and the accompanying Exhibit 99.1 will be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     99.1      News Release of Hydril Company Issued September 6, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDRIL COMPANY
Date: September 6, 2005	By:	/s/ Chris D. North
Chris D. North
Chief Financial Officer

Index to Exhibits
     99.1     News Release of Hydril Company Issued September 6, 2005.